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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 29, 1998

             INDYMAC ABS, INC., (as depositor under the Pooling and
        Servicing Agreement, dated as of September 1, 1998, providing for the issuance of the Home Equity Asset Backed Certificates, Series
                                 SPMD 1998-A).

                                INDYMAC ABS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-51609                  95-4685267
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

155 North Lake Avenue
Pasadena, Califormia                                             91101
---------------------                                          ----------
(Address of Principal                                          (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (800) 669-2300
                                                   --------------

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



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)       Exhibits:

         5.1 Legality Opinion of Brown & Wood LLP.

         8.1  Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INDYMAC ABS, INC.

                                      By: /s/ John Kim
                                          ------------
                                              John Kim

Dated:  September 29, 1998

                                  Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1       Legality Opinion of Brown & Wood LLP                             5

8.1       Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)        5

23.1      Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)   5

                                                            Exhibits 5.1 and 8.1
                                                            --------------------

                                                              September 29, 1998

IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, CA  91101

          Re:  IndyMac ABS, Inc.
               Home Equity Loan Asset-Backed Trust, Series SPMD 1998-A
               Home Equity Loan Asset-Backed Certificates, Series SPMD 1998-A
               --------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel for IndyMac ABS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the Home Equity Loan Asset-Backed Certificates of the above-referenced Series (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, IndyMac, Inc., as seller and master servicer (the "Seller and Master Servicer"), and The Bank of New York, as trustee (the "Trustee").

     The Certificates will represent the entire beneficial ownership interest in the Home Equity Loan Asset-Backed Trust, Series SPMD 1998-A (the "Trust Fund"). The assets of the Trust Fund will consist primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     Based upon the foregoing, we are of the opinion that:

1. The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company, the Seller and Master Servicer and constitutes a valid, legal and binding agreement of the Company and the Seller and Master Servicer, enforceable against the Company, the Seller and Master Servicer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Assuming that the Certificates have been duly executed and countersigned by the Trustee in the manner contemplated in the Pooling and Servicing Agreement, when delivered and paid for, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

3. The Master REMIC and each Subsidiary REMIC created by the Pooling and Servicing Agreement will each qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the Master REMIC as a REMIC and an election is made to treat the assets of each Subsidiary REMIC as a REMIC, and (ii) compliance with the Pooling and Servicing Agreement. Furthermore, assuming compliance with the pertinent provisions of the Pooling and Servicing
     Agreement, the Excess Reserve Fund Account will be treated as an outside reserve fund, within the meaning of Treasury Regulation 1.860G-2(h), beneficially owned by the holders of the Class OC-1 and Class OC-2 Certificates. The rights of the Class AF-1 and Certificate Group 2 Certificateholders to receive payments from the Excess Reserve Fund Account will be treated as rights to receive payments under an interest rate cap contract.

     The opinion set forth in paragraph 3 is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. Such opinion is limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Pooling and Servicing Agreement or the effect of such transactions on IndyMac, Inc. or any of its shareholders.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York.

     We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.

                                       Very truly yours,

                                       /s/ BROWN & WOOD LLP
                                           ----------------
                                           BROWN & WOOD LLP

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                            September 29, 1998

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

          Re:  IndyMac ABS, Inc.
               Home Equity Asset-Backed Trust, Series SPMD 1998-A
               Home Equity Asset-Backed Certificates, Series SPMD 1998-A
               ---------------------------------------------------------

Ladies and Gentlemen:

         On behalf of IndyMac ABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K in connection with the above-referenced transaction.

                                       Very truly yours,
                                       /s/ Edward J. Fine
                                       Edward J. Fine

Enclosure